Exhibit 2.1

CONTRIBUTION AND DISTRIBUTION AGREEMENT

This Contribution and Distribution Agreement (this “Agreement”) is made and entered as of April 23, 2019 (the “Effective Date”) by and among:

i.	Brigham Resources Operating Holdings, LLC, a Delaware limited liability company (“Midstream HoldCo”);

ii.	Brigham Resources, LLC, a Delaware limited liability company (“Brigham Resources”);

iii.	Brigham Minerals Holdings, LLC, a Delaware limited liability company (“Brigham LLC”)

iv.	Brigham Equity Holdings, LLC, a Delaware limited liability company (“Brigham Equity Holdings”);

v.	Brigham Resources Operating, LLC, a Texas limited liability company (“Brigham Operating”);

vi.	Warburg Pincus Private Equity (E&P) XI (Brigham), LLC, a Delaware limited liability company (“Brigham Private Equity”);

vii.	Warburg Pincus Energy (E&P) (Brigham), LLC, a Delaware limited liability company (the “WPE Main Brigham Blocker”);

viii.	WP Energy Partners (E&P) (Brigham), LLC, a Delaware limited liability company (the “WPE FAF Brigham Blocker”);

ix.	Warburg Pincus XI (E&P) Partners-B (Brigham), LLC, a Delaware limited liability company (the “WP XI Professionals Brigham Blocker”);

x.

Warburg Pincus Energy (E&P) Partners-B (Brigham), LLC, a Delaware limited liability company (the “WPE Professionals Brigham Blocker”, and together with Brigham Private Equity, WPE Main Brigham Blocker, WPE FAF Brigham Blocker and WP XI Professional Brigham Blocker, the “WP Fund and Professionals Blockers”);

xi.	Warburg Pincus Private Equity (E&P) XI-A (Brigham), LLC, a Delaware limited liability company (“Warburg XI-A”);

xii.	Warburg Pincus XI (E&P) Partners-A (Brigham), LLC, a Delaware limited liability company (“Warburg XI Partners-A”);

xiii.	Warburg Pincus Energy (E&P)-A (Brigham), LLC, a Delaware limited liability company (“Warburg-A”);

xiv.	Warburg Pincus Energy (E&P) Partners-A (Brigham), LLC, a Delaware limited liability company (“Warburg Partners-A”);

xv.	WP Brigham Holdings, L.P., a Delaware limited partnership (“WP Brigham Holdings”);

xvi.	WP Energy Brigham Holdings, L.P., a Delaware limited partnership (“WP Energy Brigham Holdings”);

xvii.	WP Energy Partners Brigham Holdings, L.P., a Delaware limited partnership (“WP Energy Partners Brigham Holdings”);

xviii.	Yorktown Energy Partners, IX, L.P., a Delaware limited partnership (“Yorktown IX”);

xix.	Yorktown Energy Partners, X, L.P., a Delaware limited partnership (“Yorktown X”);

xx.	Yorktown Energy Partners, XI, L.P., a Delaware limited partnership (“Yorktown XI”);

xxi.	YT Brigham Co Investment Partners, LP, a Delaware limited partnership (“YT Brigham Co”);

xxii.	Pine Brook BXP Intermediate, L.P., a Delaware limited partnership (“Pine Brook BXP”);

xxiii.	Pine Brook BXP II Intermediate, L.P., a Delaware limited partnership (“Pine Brook BXP II”);

xxiv.	Pine Brook PB Intermediate, L.P., a Delaware limited partnership (“Pine Brook PD”);

xxv.	Certain members of Brigham Equity Holdings as set forth on the signature pages hereto (in addition to those members set forth above);

xxvi.	Warburg Pincus Private Equity (E&P) XI (Midstream), Inc., a Delaware corporation (“Midstream Private Equity”);

xxvii.	Warburg Pincus Energy (E&P) (Midstream), Inc., a Delaware corporation (the “WPE Main Midstream Blocker”);

xxviii.	WP Energy Partners (E&P) (Midstream), Inc., a Delaware corporation (the “WPE FAF Midstream Blocker”);

xxix.	Warburg Pincus XI (E&P) Partners-B (Midstream), Inc., a Delaware corporation (the “WP XI Professionals Midstream Blocker”);

xxx.

Warburg Pincus Energy (E&P) Partners-B (Midstream), Inc., a Delaware corporation (the “WPE Professionals Midstream Blocker”, and together with Midstream Private Equity, WPE Main Midstream Blocker, WPE FAF Midstream Blocker and WP XI Professional Midstream Blocker, the “WP Midstream Blockers”);

xxxi.	Brigham Parent Holdings, L.P., a Delaware limited partnership (“Brigham Parent”);

xxxii.	Brigham Minerals, Inc., a Delaware corporation (“Brigham Minerals, Inc.”);

xxxiii.	WP Brigham Holdings II, L.P., a Delaware limited partnership (“WP XI Splitter”);

xxxiv.	WP Energy Brigham Holdings II, L.P., a Delaware limited partnership (“WP Energy Splitter”);

xxxv.	WP Energy Partners Brigham Holdings II, L.P., a Delaware limited partnership (“WP Energy Partners Splitter”, and together with WP XI Splitter and WP Energy Splitter, the “WP Splitters”);

xxxvi.	Warburg Pincus XI (E&P) Partners-B, L.P., a Delaware limited partnership (“WP XI Partners”); and

xxxvii.	Warburg Pincus Energy (E&P) Partners-B, L.P., a Delaware limited partnership (“WP Energy Partners”).

Midstream HoldCo, Brigham Resources, Brigham LLC, Brigham Equity Holdings, Brigham Operating, Brigham Private Equity, WPE Main Brigham Blocker, WPE FAF Brigham Blocker, WP XI Professionals Brigham Blocker, WPE Professionals Brigham Blocker, Warburg XI-A, Warburg XI Partners-A, Warburg-A, Warburg Partners-A, WP Brigham Holdings, WP Energy Brigham Holdings, WP Energy Partners Brigham Holdings, Yorktown IX, Yorktown X, Yorktown XI, YT Brigham Co, Pine Brook BXP, Pine Brook BXP II, Pine Brook PD, the other members of Brigham Equity Holdings set forth on the signature pages hereto, Midstream Private Equity, WPE Main Midstream Blocker, WPE FAF Midstream Blocker, WP XI Professionals Midstream Blocker, WPE Professionals Midstream Blocker, Brigham Parent, Brigham Minerals, Inc., WP XI Splitter, WP Energy Splitter, WP Energy Partners Splitter, WP XI Partners and WP Energy Partners are sometimes hereinafter referred to each as a “Party” and are collectively referred to as the “Parties.”

RECITALS

WHEREAS, Brigham Resources, as the initial sole member of Midstream HoldCo, formed Midstream HoldCo and entered into that certain Limited Liability Company Agreement on April 12, 2019 (the “Initial LLC Agreement”);

WHEREAS, Brigham Resources desires to contribute all the membership interests in Brigham Resources Operating to Midstream HoldCo;

WHEREAS, Brigham Equity Holdings, the indirect parent of Brigham Resources, desires for its members to hold equity interests in Midstream HoldCo directly, and, in connection therewith, simultaneously with the effectiveness of this Agreement, (i) Midstream HoldCo will amend and restate the Initial LLC Agreement (as amended and restated, the “A&R LLC Agreement”) and (ii) Brigham Resources will distribute all of the Units (as defined in the A&R LLC Agreement) (which constitute all of the outstanding equity interests in Midstream HoldCo) in-kind to Brigham LLC, which will distribute all of such Units in-kind to Brigham Equity Holdings, which will distribute all of such Units in-kind to the holders of BEH Upstream Units (as defined below), which Units shall entitle each of the holders to distribution rights from Midstream HoldCo that are substantially similar to such holder’s existing rights to distributions pursuant to Section 6.1 and, to the extent related to distributions of Tier II Upstream Available Cash (as defined in the First Amended and Restated Limited Liability Company Agreement of Brigham Equity Holdings, dated as of November 20, 2018 (the “Brigham Equity Holdings LLC Agreement”)), Section 6.3 of the Brigham Equity Holdings LLC Agreement and, in the case of BEH Upstream Incentive Units (as defined below) be in complete redemption thereof;

WHEREAS, following the distributions described above, the WP Fund and Professionals Blockers will further distribute all of the Units received from Brigham Equity Holdings to Brigham Minerals, Inc., which will contribute such Units to the WP Midstream Blockers in the amounts set forth next to each WP Midstream Blocker’s name on Schedule II in exchange for stock of the WP Midstream Blockers (the “Midstream Blocker Stock”) (which constitute all of the outstanding equity interests in the WP Midstream Blockers) and distribute all of such Midstream Blocker Stock in-kind to Brigham Parent;

WHEREAS, following the distributions described above, Brigham Parent will further distribute all of the Midstream Blocker Stock in-kind to the WP Splitters, WP XI Partners and WP Energy Partners in accordance with Schedule III and the Amended and Restated Agreement of Limited Partnership of Brigham Parent, dated as of September 23, 2016, as amended, modified or restated from time to time on or prior to the Effective Date (“Brigham Parent LP Agreement”);

WHEREAS, the Parties agree that, for U.S. federal income and applicable state and local tax purposes, the Brigham Equity Holdings Midstream Distribution (as defined below) is intended to be treated as an “assets-over” partnership division as described in Treasury Regulations Section 1.708-1(d)(3)(i)(A), in which Brigham Equity Holdings is the “divided partnership” and Midstream HoldCo is the “recipient partnership”;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Parties agree as follows:

1.	Contributions and Distributions.

(a)

Brigham Resources hereby contributes, assigns, transfers, conveys and delivers to Midstream HoldCo Brigham Resources’ right, title and interest in and to all of the membership interests in Brigham Operating (such membership interests being transferred, the “Transferred Operating Membership Interests”), free and clear of all Liens, other than (x) generally applicable restrictions on transfer that may be imposed by state or federal securities laws or (y) any transfer restrictions contained in the organizational documents of Brigham Operating, which, in the case of this clause (y), do not prevent or inhibit the transactions contemplated by this Agreement, in exchange for the Units (the “Brigham Operating Contribution”).

(b)

Midstream HoldCo hereby accepts the contribution of the Transferred Operating Membership Interests from Brigham Resources pursuant to the Brigham Operating Contribution and agrees to be subject to all rights and obligations with respect to the Transferred Operating Membership Interests and Brigham Resources hereby accepts the Units in exchange for the Transferred Operating Membership Interests and agrees to be subject to all rights and obligations with respect to the Units.

(c)

Immediately following the Brigham Operating Contribution, Brigham Resources hereby distributes, assigns, transfers, conveys and delivers to Brigham LLC Brigham Resources’ right, title and interest in and to all of the Units (such Units, the “Transferred Midstream Units”), free and clear of all Liens, other than (x) generally applicable restrictions on transfer that may be imposed by state or federal securities laws or (y) any transfer restrictions contained in the organizational documents of Midstream HoldCo, which, in the case of this clause (y), do not prevent or inhibit the transactions contemplated by this Agreement (the “Brigham Resources Midstream Distribution”).

(d)

Brigham LLC hereby accepts the distribution of the Transferred Midstream Units from Brigham Resources pursuant to the Brigham Resources Midstream Distribution and agrees to be subject to all rights and obligations with respect to the Transferred Midstream Units.

(e)

Immediately following the Brigham Resources Midstream Distribution, Brigham LLC hereby distributes, assigns, transfers, conveys and delivers to Brigham Equity Holdings Brigham LLC’s right, title and interest in and to all of the Transferred Midstream Units, free and clear of all Liens, other than (x) generally applicable restrictions on transfer that may be imposed by state or federal securities laws or (y) any transfer restrictions contained in the organizational documents of Midstream HoldCo, which, in the case of this clause (y), do not prevent or inhibit the transactions contemplated by this Agreement (the “Brigham LLC Midstream Distribution”).

(f)

Brigham Equity Holdings hereby accepts the distribution of the Transferred Midstream Units from Brigham LLC pursuant to the Brigham LLC Midstream Distribution and agrees to be subject to all rights and obligations with respect to the Transferred Midstream Units.

(g)

Brigham Equity Holdings hereby distributes, assigns, transfers, conveys and delivers to each holder of BEH Upstream Units in accordance with Schedule I and pursuant to the Brigham Equity Holdings LLC Agreement, in full satisfaction of the holders of such BEH Upstream Units’ rights to distributions pursuant to Section 6.1 and, to the extent related to distributions of Tier II Upstream Available Cash (as defined in the Brigham Equity Holdings LLC Agreement), Section 6.3 of the Brigham Equity Holdings LLC Agreement and, in the case of a holder of BEH Upstream Incentive Units, in complete redemption of such BEH Upstream Incentive Units, Brigham Equity Holdings’ right, title and interest in and to all of the Transferred Midstream Units, free and clear of all Liens, other than (x) generally applicable restrictions on transfer that may be imposed by state or federal securities laws or (y) any transfer restrictions contained in the organizational documents of Midstream HoldCo, which, in the case of this clause (y), do not prevent or inhibit the transactions contemplated by this Agreement (the “Brigham Equity Holdings Midstream Distribution”).

(h)

Each holder of BEH Upstream Units hereby (w) accepts the distribution of the Transferred Midstream Units to be distributed to such holder as set forth on Schedule I from Brigham Equity Holdings pursuant to the Brigham Equity Holdings Midstream Distribution, (x) agrees to be subject to all rights and obligations with respect to the Transferred Midstream Units received by such holder pursuant to Brigham Equity Holdings Midstream Distribution, (y) acknowledges that the Transferred Midstream Units received by such member pursuant to the Brigham Equity Holdings Midstream Distribution satisfies in full such member’s rights to distributions pursuant to Section 6.1 and, to the extent related to distributions of Tier II Upstream Available Cash (as defined in the Brigham Equity Holdings LLC Agreement), Section 6.3 of the Brigham Equity Holdings LLC Agreement and (z) in the case of a holder of BEH Upstream Incentive Units, acknowledges that the Transferred Midstream Units received by such member pursuant to the Brigham Equity Holdings Midstream Distribution is in complete redemption of such BEH Upstream Incentive Units.

(i)

Immediately following the Brigham Equity Holdings Midstream Distribution, the WP Fund and Professionals Blockers hereby distribute, assign, transfer, convey and deliver to Brigham Minerals, Inc. the WP Fund and Professionals Blockers’ right, title and interest in and to all of the Transferred Midstream Units that were transferred to the WP Fund and Professionals Blockers in the Brigham Equity Holdings Midstream Distribution, free and clear of all Liens, other than (x) generally applicable restrictions on transfer that may be imposed by state or federal securities laws or (y) any transfer restrictions contained in the organizational documents of Midstream HoldCo, which, in the case of this clause (y), do not prevent or inhibit the transactions contemplated by this Agreement (the “Brigham Minerals, Inc. Midstream Distribution”).

(j)

Brigham Minerals, Inc. hereby accepts the distribution of the applicable Transferred Midstream Units from WP Fund and Professionals Blockers pursuant to the Brigham Minerals, Inc. Midstream Distribution and agrees to be subject to all rights and obligations with respect to such Transferred Midstream Units.

(k)

Immediately following the Brigham Minerals, Inc. Midstream Distribution, Brigham Minerals, Inc., hereby contributes, assigns, transfers, conveys and delivers to each of the WP Midstream Blockers in accordance with Schedule II Brigham Minerals, Inc.’s right, title and interest in and to the Transferred Midstream Units, free and clear of all Liens, other than (x) generally applicable restrictions on transfer that may be imposed by state or federal securities laws or (y) any transfer restrictions contained in the organizational documents of Midstream HoldCo, which, in the case of this clause (y), do not prevent or inhibit the transactions contemplated by this Agreement, in exchange for the Midstream Blocker Stock (the “Midstream Blocker Contribution”).

(l)

The WP Midstream Blockers hereby accept the contribution of the Transferred Midstream Units from Brigham Minerals, Inc. pursuant to the Midstream Blocker Contribution and agree to be subject to all rights and obligations with respect to the Transferred Midstream Units and Brigham Minerals, Inc. hereby accepts the Midstream Blocker Stock in exchange for the Transferred Midstream Units and agrees to be subject to all rights and obligations with respect to the Midstream Blocker Stock.

(m)

Immediately following the Midstream Blocker Contribution, Brigham Minerals, Inc. hereby distributes, assigns, transfers, conveys and delivers to Brigham Parent Brigham Minerals, Inc.’s right, title and interest in and to all of the Midstream Blocker Stock that was transferred to Brigham Minerals, Inc. in the Midstream Blocker Contribution, free and clear of all Liens, other than (x) generally applicable restrictions on transfer that may be imposed by state or federal securities laws or (y) any transfer restrictions contained in the organizational documents of the WP Midstream Blockers, which, in the case of this clause (y), do not prevent or inhibit the transactions contemplated by this Agreement (the “Brigham Parent Midstream Distribution”).

(n)

Brigham Parent hereby accepts the distribution of the Midstream Blocker Stock from Brigham Minerals, Inc. pursuant to the Brigham Parent Midstream Distribution and agrees to be subject to all rights and obligations with respect to such Midstream Blocker Stock.

(o)

Immediately following the Brigham Parent Midstream Distribution, Brigham Parent hereby distributes, assigns, transfers, conveys and delivers to each of the WP Splitters, WP XI Partners and WP Energy Partners, in accordance with Schedule III and the Brigham Parent LP Agreement, Brigham Parent’s right, title and interest in and to all of the Midstream Blocker Stock, free and clear of all Liens, other than (x) generally applicable restrictions on transfer that may be imposed by state or federal securities laws or (y) any transfer restrictions contained in the organizational documents of the WP Midstream Blockers, which, in the case of this clause (y), do not prevent or inhibit the transactions contemplated by this Agreement (the “Midstream Blocker Stock Distribution”).

(p)

Each of the WP Splitters, WP XI Partners and WP Energy Partners hereby accepts the distribution of the Midstream Blocker Stock to be distributed to it from Brigham Parent pursuant to the Midstream Blocker Stock Distribution and agrees to be subject to all rights and obligations with respect to the Midstream Blocker Stock received by it pursuant to Midstream Blocker Stock Distribution.

2.

Tax Treatment. The Parties intend that, for applicable U.S. federal income and applicable state and local tax purposes, unless otherwise required by applicable law, (i) each of the Brigham Operating Contribution, the Brigham Resources Midstream Distribution, and the Brigham LLC Midstream Distribution is disregarded and (ii) the Brigham Equity Holdings Midstream Distribution is treated as an “assets-over” partnership division as described in Treasury Regulations Section 1.708-1(d)(3)(i)(A), in which Brigham Equity Holdings is the “divided partnership” and Midstream HoldCo is the “recipient partnership.”

3.

LLC Agreement Amendments. Each of the undersigned, in his, her or its capacity as a member of Brigham Equity Holdings and/or Midstream HoldCo, as applicable, consents to the amendment of the Brigham Equity Holdings LLC Agreement and/or the A&R LLC Agreement, as applicable, in each case, to the extent necessary to effect the foregoing transactions, including the Brigham Equity Holdings Midstream Distributions and redemptions of BEH Upstream Incentive Units and each of the transfers of the Transferred Midstream Units, and the Brigham Equity Holdings LLC Agreement and/or the A&R LLC Agreement, as applicable, is by this Agreement automatically amended to such extent without any further action required on the part of, in the case of Brigham Equity Holdings, any member of Brigham Equity Holdings or the Board of Directors of Brigham Equity Holdings (such approval having been previously given by virtue of the approval of this Agreement) or, in the case of Midstream HoldCo, any member of Midstream HoldCo or the Board of Directors of Midstream HoldCo.

4.	Certain Defined Terms.

(a)

“BEH Upstream Units” means the following classes of Units of Brigham Equity Holdings (each as defined in the Brigham Equity Holdings LLC Agreement): (i) Series A Units, (ii) Series U-1 Units, (iii) Series U-2 Units, (iv) Series U-3 Units, (v) Series U-4 Units, (vi) Series A-Z Units, (vii) Series Z-1 Units, (viii) Series Z-2 Units, (ix) Series Z-3 Units and (x) Series Z-4 Units.

(b)

“BEH Upstream Incentive Units” means the following classes of Units of Brigham Equity Holdings (each as defined in the Brigham Equity Holdings LLC agreement): (i) Series U-1 Units, (ii) Series U-2 Units, (iii) Series U-3 Units and (iv) Series U-4 Units.

(c)

“Lien” means any lien, pledge, condemnation award, claim, restriction, charge, preferential purchase right, security interest, mortgage or encumbrance of any nature whatsoever, including as a statutory landlord lien.

(d)	For the avoidance of doubt, terms defined in the singular have the corresponding meanings in the plural and vice versa.

5.	General Provisions.

(a)	Binding Effect. This Agreement will be binding upon, and will inure to the benefit of, the Parties and their respective successors, permitted assigns and legal representatives.

(b)	Applicable Law; Consent to Jurisdiction.

i.	This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflict of laws.

ii.

The Parties hereby irrevocably submit to the exclusive jurisdiction of the Delaware Chancery Courts located in Wilmington, Delaware, or, if such court shall not have jurisdiction, any federal court of the United States or other Delaware state court located in Wilmington, Delaware, and appropriate appellate courts therefrom, over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby (except as otherwise expressly provided in any other agreement), and each party hereby irrevocably agrees that all claims in respect of such dispute may be heard and determined in such courts. The Parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby brought in such courts or any defense of inconvenient forum for the maintenance of such dispute. Each of the Parties agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. This consent to jurisdiction is being given solely for purposes of this Agreement and is not intended to, and shall not, confer consent to jurisdiction with respect to any other dispute in which a Party may become involved.

iii.

TO THE FULLEST EXTENT PERMITTED BY LAW, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT.

(c)	Amendment or Modification. This Agreement may not be amended, modified or supplemented except by an instrument in writing signed by all of the Parties.

(d)

Further Assurances. From time to time after the date hereof, and without any further consideration, the Parties agree to, and to cause their affiliates to, execute and deliver such additional instruments and documents, and do all such other acts and things, all in accordance with applicable laws, as may be reasonably necessary to give effect to the transaction contemplated by this Agreement.

(e)

Severability. If any provision of this Agreement or the application thereof to any person or circumstances is for any reason and to any extent invalid or unenforceable, the remainder of this Agreement and the application of such provision to the other persons or circumstances will not be affected thereby, but rather are to be enforced to the greatest extent permitted by law.

(f)

Entire Agreement. This Agreement constitutes the entire agreement of the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements, expressions of interest and undertakings, both written and oral, among the Parties or between any of them, with respect to the subject matter hereof and thereof.

(g)

Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile or other electronically transmitted counterparts bearing the signature of a Party shall be equally as effective as delivery of a manually executed counterpart by such Party.

(h)

Name Change. Within 15 days of the Effective Date, Brigham Minerals, Inc. will change the name of each member of the WP Fund & Professionals Blockers such that “Warburg Pincus” and any deviation or derivative thereof, including, but not limited to “Warburg Pincus” and “WP”, will no longer be included in any such member’s name.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties as of the date first above written.

BRIGHAM EQUITY HOLDINGS, LLC
BRIGHAM MINERALS HOLDINGS, LLC
BRIGHAM RESOURCES, LLC
BRIGHAM RESOURCES OPERATING HOLDINGS, LLC

By:	/s/ Robert M. Roosa
Name:	Robert M. Roosa
Title: Chief Executive Officer and Management Director of Brigham Equity Holdings, LLC, the sole member of Brigham Minerals Holdings, LLC, the sole member of Brigham Resources, LLC, the sole member of Brigham Resources Operating Holdings, LLC

BRIGHAM PARENT HOLDINGS, L.P.

By: Warburg Pincus (E&P) XI, L.P., its general partner

By: Warburg Pincus (E&P) XI LLC, its general partner

By: Warburg Pincus Partners (E&P) XI LLC, its sole member

By: Warburg Pincus Partners II (US), L.P., its managing member

By: Warburg Pincus & Company US, LLC, its general partner

By:	/s/ Steven Glenn
Name:	Steven Glenn
Title:	Authorized Signatory

WP BRIGHAM HOLDINGS, L.P.

By: Warburg Pincus (E&P) XI, L.P., its general partner

By: Warburg Pincus (E&P) XI LLC, its general partner

By: Warburg Pincus Partners II (US), L.P., its managing member

By: Warburg Pincus & Company US, LLC, its general partner

By:	/s/ Steven Glenn
Name:	Steven Glenn
Title:	Authorized Signatory

WP ENERGY BRIGHAM HOLDINGS, L.P.

By: Warburg Pincus (E&P) Energy, L.P., its general partner

By: Warburg Pincus (E&P) Energy LLC, its general partner

By: Warburg Pincus Partners II (US), L.P., its managing member

By: Warburg Pincus & Company US, LLC, its general partner

By:	/s/ Steven Glenn
Name:	Steven Glenn
Title:	Authorized Signatory

WP ENERGY PARTNERS BRIGHAM HOLDINGS, L.P.

By: Warburg Pincus (E&P) Energy, L.P., its general partner

By: Warburg Pincus (E&P) Energy LLC, its general partner

By: Warburg Pincus Partners II (US), L.P., its managing member

By: Warburg Pincus & Company US, LLC, its general partner

By:	/s/ Steven Glenn
Name:	Steven Glenn
Title:	Authorized Signatory

WP BRIGHAM HOLDINGS II, L.P.

By: Warburg Pincus (E&P) XI, L.P., its general partner

By: Warburg Pincus (E&P) XI LLC, its general partner

By: Warburg Pincus Partners (E&P) XI LLC, its sole member

By: Warburg Pincus Partners II (US), L.P., its managing member

By: Warburg Pincus & Company US, LLC, its general partner

By:	/s/ Steven Glenn
Name:	Steven Glenn
Title:	Authorized Signatory

WP ENERGY BRIGHAM HOLDINGS II, L.P.

By: Warburg Pincus (E&P) Energy GP, L.P., its general partner

By: Warburg Pincus (E&P) Energy LLC, its general partner

By: Warburg Pincus Partners II (US), L.P., its managing member

By: Warburg Pincus & Company US, LLC, its general partner

By:	/s/ Steven Glenn
Name:	Steven Glenn
Title:	Authorized Signatory

WP ENERGY PARTNERS BRIGHAM HOLDINGS II, L.P.

By: Warburg Pincus (E&P) Energy GP, L.P., its general partner

By: Warburg Pincus (E&P) Energy LLC, its general partner

By: Warburg Pincus Partners II (US), L.P., its managing member

By: Warburg Pincus & Company US, LLC, its general partner

By:	/s/ Steven Glenn
Name:	Steven Glenn
Title:	Authorized Signatory

WARBURG PINCUS XI (E&P) PARTNERS – B, L.P.

By: Warburg Pincus (E&P) XI, L.P., its general partner

By: Warburg Pincus (E&P) XI LLC, its general partner

By: Warburg Pincus Partners (E&P) XI LLC, its sole member

By: Warburg Pincus Partners II (US), L.P., its managing member

By: Warburg Pincus & Company US, LLC, its general partner

By:	/s/ Steven Glenn
Name:	Steven Glenn
Title:	Authorized Signatory

WARBURG PINCUS ENERGY (E&P) PARTNERS – B, L.P.

By: Warburg Pincus (E&P) Energy GP, L.P., its general partner

By: Warburg Pincus (E&P) Energy LLC, its general partner

By: Warburg Pincus Partners II (US), L.P., its managing member

By: Warburg Pincus & Company US, LLC, its general partner

By:	/s/ Steven Glenn
Name:	Steven Glenn
Title:	Authorized Signatory

WARBURG PINCUS PRIVATE EQUITY (E&P) XI-A (BRIGHAM), LLC

By: Warburg Pincus Private Equity (E&P) XI - A, L.P., its sole member

By: Warburg Pincus (E&P) XI, L.P., its general partner

By: Warburg Pincus (E&P) XI LLC, its general partner

By: Warburg Pincus Partners II (US), L.P., its managing member

By: Warburg Pincus & Company US, LLC, its general partner

By:	/s/ Steven Glenn
Name:	Steven Glenn
Title:	Authorized Signatory

WARBURG PINCUS XI (E&P) PARTNERS-A (BRIGHAM), LLC

By: Warburg Pincus XI (E&P) Partners—A, L.P., its sole member

By: Warburg Pincus (E&P) XI, L.P., its general partner

By: Warburg Pincus (E&P) XI LLC, its general partner

By: Warburg Pincus Partners II (US), L.P., its managing member

By: Warburg Pincus & Company US, LLC, its general partner

By:	/s/ Steven Glenn
Name:	Steven Glenn
Title:	Authorized Signatory

WARBURG PINCUS ENERGY (E&P) PARTNERS-A (BRIGHAM), LLC

By: Warburg Pincus Energy (E&P) Partners-A, L.P.

By: Warburg Pincus (E&P) Energy, L.P., its general partner

By: Warburg Pincus (E&P) Energy LLC, its general partner

By: Warburg Pincus Partners II (US), L.P., its managing member

By: Warburg Pincus & Company US, LLC, its general partner

By:	/s/ Steven Glenn
Name:	Steven Glenn
Title:	Authorized Signatory

WARBURG PINCUS ENERGY (E&P)-A (BRIGHAM), LLC

By: Warburg Pincus Energy (E&P)-A, L.P.

By: Warburg Pincus (E&P) Energy, L.P., its general partner

By: Warburg Pincus (E&P) Energy LLC, its general partner

By: Warburg Pincus Partners II (US), L.P., its managing member

By: Warburg Pincus & Company US, LLC, its general partner

By:	/s/ Steven Glenn
Name:	Steven Glenn
Title:	Authorized Signatory

WARBURG PINCUS PRIVATE EQUITY (E&P) XI (BRIGHAM), LLC

By:	Brigham Minerals, Inc., its sole member

By:	/s/ James Levy
Name:	James Levy
Title:	Authorized Signatory

WARBURG PINCUS XI (E&P) PARTNERS-B (BRIGHAM), LLC

By:	Brigham Minerals, Inc., its sole member

By:	/s/ James Levy
Name:	James Levy
Title:	Authorized Signatory

WARBURG PINCUS ENERGY (E&P) (BRIGHAM), LLC

By:	Brigham Minerals, Inc., its sole member

By:	/s/ James Levy
Name:	James Levy
Title:	Authorized Signatory

WP ENERGY PARTNERS (E&P) (BRIGHAM), LLC

By:	Brigham Minerals, Inc., its sole member

By:	/s/ James Levy
Name:	James Levy
Title:	Authorized Signatory

WARBURG PINCUS ENERGY (E&P) PARTNERS-B (BRIGHAM), LLC

By:	Brigham Minerals, Inc., its sole member

By:	/s/ James Levy
Name:	James Levy
Title:	Authorized Signatory

WARBURG PINCUS ENERGY (E&P) PARTNERS-B (MIDSTREAM), INC.

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Authorized Signatory

WARBURG PINCUS PRIVATE EQUITY (E&P) XI (MIDSTREAM), INC.

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Authorized Signatory

WARBURG PINCUS ENERGY (E&P) (MIDSTREAM), INC.

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Authorized Signatory

WP ENERGY PARTNERS (E&P) (MIDSTREAM), INC.

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Authorized Signatory

WARBURG PINCUS XI (E&P) PARTNERS-B (MIDSTREAM), INC.

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Authorized Signatory

YORKTOWN ENERGY PARTNERS IX, L.P.

By: Yorktown IX Company LP, its general partner

By: Yorktown IX Associates LLC, its general partner

By:	/s/ W. Howard Keenan, Jr.
Name:	W. Howard Keenan, Jr.
Title:	Member

YORKTOWN ENERGY PARTNERS X, L.P.

By: Yorktown X Company LP, its general partner

By: Yorktown X Associates LLC, its general partner

By:	/s/ W. Howard Keenan, Jr.
Name:	W. Howard Keenan, Jr.
Title:	Member

YORKTOWN ENERGY PARTNERS XI, L.P.

By: Yorktown XI Company LP, its general partner

By: Yorktown XI Associates LLC, its general partner

By:	/s/ W. Howard Keenan, Jr.
Name:	W. Howard Keenan, Jr.
Title:	Member

YT BRIGHAM CO INVESTMENT PARTNERS, LP

By: YT Brigham Company LP,
Its general partner

By: YT Brigham Associates LLC,
Its general partner

By:	/s/ W. Howard Keenan, Jr.
Name:	W. Howard Keenan, Jr.
Title:	Member

PINE BROOK BXP INTERMEDIATE, L.P.

By: PBRA, LLC, its general partner

By:	/s/ Richard Stoneburner
Name:	Richard Stoneburner
Title:	Executive Vice President

PINE BROOK BXP II INTERMEDIATE, L.P.

By: PBRA, LLC, its general partner

By:	/s/ Richard Stoneburner
Name:	Richard Stoneburner
Title:	Executive Vice President

PINE BROOK PB INTERMEDIATE, L.P.

By: PBRA, LLC, its general partner

By:	/s/ Richard Stoneburner
Name:	Richard Stoneburner
Title:	Executive Vice President